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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Metromedia International Group, Inc.:

    We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Experts" and "Summary Consolidated Financial Data" in the registration statement.

                                          /s/ KPMG LLP

                                          KPMG LLP


New York, New York
September 24, 1999